                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 2000



                           CIPHERGEN BIOSYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                      000-31617              33-059-5156
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)




                              6611 DUMBARTON CIRCLE
                                FREMONT, CA 94555
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (510) 505-2100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

     On October 30, 2000, Ciphergen Biosystems, Inc. issued a press release announcing that Ciphergen Biosystems, Inc. was filing an amended complaint in its lawsuit against Molecular Analytical Systems, Inc. and LumiCyte, Inc. The press release is attached as Exhibit 99.1 to this Form 8-K.

     On October 30, 2000, Molecular Analytical Systems, Inc. and LumiCyte, Inc. filed a cross complaint against Ciphergen Biosystems, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.


   EXHIBIT
   NUMBER                               DESCRIPTION
------------  -----------------------------------------------------------------
    99.1      Ciphergen Biosystems, Inc. Press Release issued October 30, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CIPHERGEN BIOSYSTEMS, INC.
                                       (Registrant)



Date:  November 8, 2000                BY: /s/ William E. Rich
                                       -------------------------------------
                                       William E. Rich
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX


   EXHIBIT
   NUMBER                               DESCRIPTION
------------  -----------------------------------------------------------------
    99.1      Ciphergen Biosystems, Inc. Press Release, issued October 30, 2000


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